February 8, 2017

Mr. Joseph Cremonese
PO Box 1907
Greensburg, PA 15601

Dear Joe:

Please confirm your agreement by signing where indicated below and returning a copy of this letter that the term of your engagement and the engagement of Laboratory
Innovation Company, Ltd (collectively, the "Consultants") pursuant to the Fifth Amended and Restated Consulting Agreement dated January 20, 2012, as amended and/or extended to date
(the "Agreement"), with Scientific Industries, Inc. (the "Company") is hereby further extended to December 31, 2017, subject to earlier termination by written notice by either the Company or the Consultants delivered to the other party at least 60 days prior to the termination date set forth in the written notice.

There are no other changes to the Agreement.

				Scientific Industries, Inc.


				By: /s/ Helena R. Santos
				_____________________
        			Helena R. Santos
       				 President and CEO

Acknowledged and Agreed to:

Joseph G. Cremonese
/s/ Joseph G. Cremonese
___________________________________
Laboratory innovation company, ltd
/s/ Joseph G. cremonese
By:____________________________
Joseph G. Cremonese